UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 26, 2007


                         SYNOVICS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


             Nevada                       0-22011              86-0760991
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(State or other jurisdiction of  (Commission File Number)    (IRS Employer
         incorporation)                                     Identification No.)


  2575 East Camelback Road, Ste. 450, Phoenix, AZ                85016
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     (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (602) 508-0112


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 3.02  UNREGISTERED SALE OF EQUITY SECURITIES

         On January 26, 2007, the Registrant completed an initial closing of a private placement, whereby the Registrant sold an aggregate of 1,000,000 units ("Units") to accredited investors as defined by Rule 501 under the Securities Act of 1933, as amended (the transaction is referred to herein as the "Private Placement"). Between February 5, 2007 and February 15, 2007, the Registrant completed subsequent closings of an additional 500,000 Units. Of the 1,500,000 Units sold, 450,000 Units were exchanged in lieu of repayment of certain bridge notes in the principal amount of $450,000.

         The price per Unit was $1.00 and each Unit consisted of (i) one share of common stock of the Registrant, par value $0.001 per share (the "Common Stock"); and (ii) a warrant to purchase, at any time prior to the third anniversary following the final closing of the Private Placement, one share of Common Stock at an exercise price of $3.00 per share, subject to adjustment in certain instances. The warrants are also redeemable by the Company where the exercise price exceeds a certain amount.

         The subscription agreement requires the Registrant to file a registration statement, covering the securities sold in the Private Placement within 30 days of final closing of the Private Placement and will use its best efforts to cause the registration statement to become effective within 90 days of final closing. If the registration statement has not been declared effective within 150 days following final closing, the Registrant has agreed to pay to the investors liquidated damages, payable in cash or common stock, of 1.5% of the purchase price paid by the investor in the Private Placement and 1% of the purchase price paid by the investor in the Private Placement for each subsequent 30 day period, with the total of the foregoing capped at 9%.

         The shares and warrants were offered and sold to investors as part of an offering of a maximum of 7,000,000 Units in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

         THIS CURRENT REPORT IS NOT AN OFFER OF SECURITIES FOR SALE. ANY SECURITIES SOLD IN THE PRIVATE PLACEMENT WILL NOT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.


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Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(a)   Not applicable.

(b)   Not applicable.

(c)   Not applicable.

(d)   Exhibits

      4.1   Form of Warrant for investors in the Private Placement (1)

      10.1 Form of Subscription Agreement for investors in the Private Placement (1)

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(1) Incorporated by reference to Registrant's Form 8-K/A dated February 2, 2007 filed with the Securities and Exchange Commission on February 2, 2007.














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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: February 21, 2007

                                   SYNOVICS PHARMACEUTICALS, INC.

                                   By:   /s/ RONALD LANE
                                       -----------------------------------------
                                   Name:  Ronald H. Lane, Ph.D.
                                   Title: President and Chief Executive Officer